Exhibit 10.1

HOUSEHOLD BANK (SB), NATIONAL ASSOCIATION
and
HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II

SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
Dated as of July 1, 2002

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TABLE OF CONTENTS
(continued)
SCHEDULES
Schedule 1           EXCLUDED ACCOUNT SCHEDULE
Schedule 2           ACCOUNT SCHEDULE
Schedule 3           THE MASTER TRUSTS

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     SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 1, 2002 (the “Agreement”), by and between HOUSEHOLD BANK (SB), NATIONAL ASSOCIATION, a national banking association (together with its permitted successors and assigns, the “Bank” or the “Seller”), and HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II, a Delaware Corporation (together with its permitted successors or assigns, “HRAC II” or the “Buyer”).
W I T N E S S E T H:
     WHEREAS, the Buyer desires to purchase certain open-end or revolving credit receivables (including, without limitation, receivables generated on MasterCard and VISA accounts and excluding receivables generated on private label accounts and any other receivables identified on Schedule 2);
     WHEREAS, the Seller desires to sell and assign such receivables to the Buyer upon the terms and conditions hereinafter set forth;
     WHEREAS, the Buyer is an Affiliate of the Seller;
     WHEREAS, the Seller is the successor by merger to Household Bank (Nevada), N.A., a national banking association (the “Predecessor Seller”);
     WHEREAS, the Predecessor Seller and HRAC II previously entered into that certain Amended and Restated Receivables Purchase Agreement (the “HBNV – HRAC II RPA”), dated as of February 1, 2002, and the Predecessor Seller and HFC Card Funding Corporation (“HFC Card”), as successor in interest to Household Card Funding Corporation, entered into that certain Receivables Purchase Agreement, dated as of December 1, 1995 (the “HBNV – HFC Card RPA” and together with the HBNV – HRAC II RPA, the “Predecessor Seller Purchase Agreements”), pursuant to which the Predecessor Seller had previously sold to the Buyer and HFC Card, respectively, certain Receivables in certain Accounts;
     WHEREAS, the Predecessor Seller and the Seller entered into a Merger Agreement, dated as of the date hereof (the “Merger Agreement”), in which, among other things, the Previous Seller assigned to the Seller all of its rights and obligations arising under the Predecessor Seller Purchase Agreements, and the Seller agreed to assume and perform all of the Previous Seller’s duties and obligations under the Predecessor Seller Purchase Agreements;
     WHEREAS, HFC Card, HRAC II and the Seller entered into an Assignment Agreement, dated as of the date hereof, in which HFC Card assigned to HRAC II all of its rights and obligations arising under the HBNV – HFC Card RPA, and HRAC II agreed to assume and perform all of HFC Card’s duties and obligations under the HBNV – HFC Card RPA;
     WHEREAS, the parties hereto previously entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of March 1, 2002 (the “First Amended and Restated Purchase Agreement”), and now desire to amend and restate the First Amended and Restated Purchase Agreement;

     WHEREAS, the Seller has assumed all of the Predecessor Seller’s rights and obligations under the Predecessor Seller Purchase Agreements, and HRAC II has assumed all of HFC Card’s rights and obligations under the HBNV – HFC Card RPA, and both the Seller and HRAC II desire to amend and restate the Predecessor Seller Purchase Agreements so that this Agreement amends and restates the First Amended and Restated Purchase Agreement and the Predecessor Seller Purchase Agreements.
     WHEREAS, the Seller understands that the Buyer may re-sell certain Receivables to certain special purpose subsidiaries, which may in turn transfer the Receivables to certain master trusts;
     NOW, THEREFORE, it is hereby agreed by and between the Buyer and the Seller as follows:

ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the following meanings assigned to them:
     “Account” shall mean each revolving credit account listed on Schedule 1 of either of the Predecessor Seller Purchase Agreements or the First Amended and Restated Purchase Agreement. The definition of “Account” shall include each Related Account and each Transferred Account.
     “Account Owner” shall mean the Bank, or any other entity which is the issuer of the revolving credit relating to an Account or an Additional Account pursuant to a Credit Agreement.
     “Account Schedule” shall mean a computer file or microfiche list containing a true and complete list of all Accounts or Excluded Accounts, as applicable, each identified by account number.
     “Additional Account” shall mean, other than the Accounts and any Excluded Accounts, each revolving credit account in which the Seller has rights on the date hereof or after.
     “Additional Seller” shall have the meaning, with respect to any Trust, specified in the applicable agreements to such Trust as set forth in Schedule 3.
     “Adverse Effect” shall have the meaning, with respect to any Trust, specified in the applicable agreements to such Trust as set forth in Schedule 3.
     “Affiliate” shall mean, with respect to a particular Person, any Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.
     “Bank” shall have the meaning specified in the recitals of this Agreement.
     “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Las Vegas, Nevada are authorized or obligated by law or executive order to be closed.
     “Buyer” shall have the meaning specified in the recitals of this Agreement.
     “Collections” shall mean all payments received (including Recoveries and Insurance/Debt Cancellation Proceeds) in respect of the Receivables in the form of cash, checks or any other form of payment.
     “Credit Adjustment” shall have the meaning specified in subsection 3.2(b).

     “Credit Agreement” shall mean, with respect to a revolving credit account, the agreements between the Bank and the Obligor governing the terms and conditions of such account, as such agreements may be amended, modified or otherwise changed from time to time.
     “Credit Guidelines” or “Credit Card Guidelines” shall have the meaning, with respect to any Trust, specified in the applicable agreements to such Trust as set forth in Schedule 3.
     “Date of Processing” shall mean with respect to any transaction, the date on which such transaction is first recorded according to the Seller’s computer master file of revolving credit accounts (without regard to the effective date of such recordation).
     “Defaulted Receivable” shall mean a Principal Receivable which is charged off as uncollectible in accordance with the Credit Guidelines or the Servicer’s customary and usual servicing procedures for servicing revolving credit accounts. A Principal Receivable shall become a Defaulted Receivable no later than the day on which such Principal Receivable is recorded as charged-off on the Servicer’s computer file of revolving credit accounts.
     “Distribution Date” shall have the meaning, with respect to any Trust, specified in the agreement applicable to such Trust as set forth in Schedule 3.
     “Excluded Account” shall mean (i) any revolving credit account which the Buyer and the Seller have elected to exclude from sale under this Agreement in accordance with subsection 2.1(e) hereof and (ii) all private label accounts of the Seller.
     “Finance Charge and Administrative Receivables” shall mean Receivables created in respect of Periodic Finance Charges, cash advance fees, late fees, overlimit fees, fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Bank, annual membership fees and all other incidental and miscellaneous fees and charges.
     “First Amended and Restated Purchase Agreement” shall have the meaning specified in the recitals of this Agreement.
     “Governmental Authority” shall mean the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
     “HAFC II” shall mean Household Affinity Funding Corporation II.
     “HBNV – HFC Card RPA” shall have the meaning specified in the recitals of this Agreement.
     “HBNV – HRAC II RPA” shall have the meaning specified in the recitals of this Agreement.
     “HFC Card” shall mean HFC Card Funding Corporation.
     “HRAC II” shall have the meaning specified in the recitals of this Agreement.

     “HRFI III” shall mean Household Receivables Funding, Inc. III.
     “Insurance/Debt Cancellation Proceeds” shall mean any amounts recovered pursuant to any debt cancellation programs or credit insurance policies covering any Obligor with respect to any Receivable.
     “Interchange” shall mean all interchange fees payable to the Bank, in its capacity as credit card issuer, through VISA USA, Inc., MasterCard International Incorporated or any other similar entity or organization with respect to any other type of revolving credit accounts included as Accounts or Additional Accounts, in connection with cardholder charges for goods and services with respect to the Receivables, the amount of which shall be calculated as provided in subsection 5.01(j).
     “Lien” shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.
     “Merger Agreement” shall have the meaning specified in the recitals of this Agreement.
     “Monthly Period” shall mean the period from and including the first day of a calendar month to and including the last day of such calendar month.
     “Obligor” shall mean a Person obligated to make payments with respect to a Receivable arising under an Account or Additional Account, including any guarantor thereof, but excluding any merchant.
     “Officer’s Certificate” shall mean a certificate delivered and signed by the Controller, Treasurer or any Vice President or more senior officer of the Bank or HRAC II, as applicable.
     “Periodic Finance Charges” shall have, with respect to any Account, the meaning set forth in the Credit Agreement applicable to such Account for finance charges (due to periodic rate) or any similar term.
     “Permitted Lien” shall mean, with respect to the Receivables, Liens that secure the payment of taxes, assessments and governmental charges or levies, if such taxes are either (a) not delinquent or (b) being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves in accordance with generally accepted accounting principles shall have been established.
     “Person” shall mean any person or entity, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.
     “Predecessor Seller” shall have the meaning specified in the recitals of this Agreement.

     “Predecessor Seller Purchase Agreements” shall have the meaning specified in the recitals of this Agreement.
     “Principal Receivables” shall mean all Receivables other than Finance Charge and Administrative Receivables. In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall be reduced by the aggregate amount of credit balances in the Accounts and Additional Accounts on such day.
     “Purchased Assets” shall have the meaning specified in Section 2.1.
     “Purchase Price” shall have the meaning specified in Section 3.1.
     “Purchase Price Payment Date” shall have the meaning specified in Section 3.1.
     “Purchasers” shall have the respective meaning, with respect to each Trust, as set forth in Schedule 3.
     “Rating Agency Condition” shall have the meaning, with respect to any Trust, specified in the agreement applicable to such Trust as set forth in Schedule 3.
     “Receivables” shall mean all amounts shown on the Bank’s records as amounts payable by Obligors on any Account or Additional Account from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables.
     “Recoveries” shall mean all amounts received with respect to Defaulted Receivables; provided, however, that if any amount so recovered relates to both Defaulted Receivables and other receivables, and if it cannot be determined with objective certainty whether such amount relates to Defaulted Receivables or other receivables, the term “Recoveries” shall mean the amount reasonably estimated by the Servicer, and agreed by the Bank and HRAC II, as having been recovered in respect of Defaulted Receivables.
     “Related Account” shall mean an Account or Additional Account with respect to which a new account number has been issued by the Bank under circumstances resulting from a lost or stolen credit card or account number and not requiring standard application and credit evaluation procedures under the Credit Guidelines.
     “Requirements of Law” shall mean any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, whether federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation B and Regulation Z of the Board of Governors of the Federal Reserve System), and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.
     “Sale Papers” shall have the meaning specified in subsection 4.1(a).
     “Seller” shall have the meaning specified in the recitals of this Agreement.
     “Servicer” shall mean the entity acting as Servicer pursuant to the agreements set forth in Schedule 3, as applicable.

     “Termination Date” shall have the meaning specified in Section 8.1.
     “Transferred Account” shall mean an Account or Additional Account (other than a Related Account) into which an Account or Additional Account has been transferred pursuant to the Credit Guidelines; provided, however, that such Transferred Account can be traced or identified as an account into which an Account or Additional Account has been transferred.
     “Trust” shall mean each of the master trusts listed in Schedule 3.
     “Trustee” shall mean each of the trustees listed in Schedule 3.
     “UCC” shall mean the Uniform Commercial Code, as amended from time to time, as in effect in the applicable jurisdiction.
     Section 1.2 Other Definitional Provisions. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement or any Sale Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Article, Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.
[END OF ARTICLE I]

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES
     Section 2.1 Sale.
          (a) In consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, the Seller does hereby sell, assign, transfer, set-over and otherwise convey to the Buyer, and the Buyer does hereby purchase from the Seller, without recourse except as specifically set forth herein, all of the Seller’s right, title and interest in, to and under (i) the Receivables now existing and hereafter created and arising in connection with the Accounts, and all Additional Accounts until the termination of this Agreement pursuant to Article VIII, (ii) all Interchange, Insurance/Debt Cancellation Proceeds and Recoveries allocable to such Receivables, (iii) all monies and investments due or to become due with respect thereto, and (iv) all Collections with respect to, and all proceeds (including “proceeds” as defined in the UCC) of, all of the foregoing (collectively, the “Purchased Assets”). The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Buyer of any obligation of the Seller in connection with the Accounts or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors, merchant banks, merchant clearance systems, VISA USA, Inc., MasterCard International, Incorporated or insurers.
          (b) In connection with the foregoing sale, the Seller agrees to record and file a financing statement or statements (and continuation statements or other amendments with respect to such financing statements) with respect to the Receivables and the other property described in subsection 2.1(a) sold by the Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Buyer created hereby under the applicable UCC against all creditors of and purchasers from the Seller, and to deliver a file-stamped copy of such financing statements and continuation statements (or other amendments) or other evidence of such filings to the Buyer.
          (c) In connection with the sale and conveyance hereunder, the Seller agrees on or prior to the date hereof and on each Business Day thereafter, to indicate or cause to be indicated clearly and unambiguously in its accounting, computer and other records that the Receivables and the other property described in subsection 2.1(a) have been sold to the Buyer pursuant to this Agreement on the date hereof or such Business Day as applicable. The Seller shall not alter the indication referenced in the preceding sentence with respect to any Account or Additional Account during the term of this Agreement unless and until such Account or Additional Account is no longer an Account or Additional Account, respectively, or the Seller has taken such action as is necessary or advisable to cause the interest of the Buyer in the Receivables and other property to continue to be perfected and of first priority. In addition, in connection with the sale and conveyance hereunder, the Seller shall deliver to the Buyer an Account Schedule at any time at the reasonable request of the Buyer, and the Account Schedule as amended and supplemented from time to time shall be incorporated into and marked as Schedule 1 to this Agreement.

          (d) It is the express intent of the Seller and the Buyer that the conveyance of the Purchased Assets by the Seller to the Buyer pursuant to this Agreement be construed as a sale of such Purchased Assets by the Seller to the Buyer, including for accounting purposes. It is, further, not the intention of the Seller and the Buyer that such conveyance be deemed a grant of a security interest in the Purchased Assets by the Seller to the Buyer to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Purchased Assets are held to continue to be property of the Seller, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and (ii) the conveyance by the Seller provided for in this Agreement shall be deemed to be and the Seller hereby grants to the Buyer a security interest in all of the Seller’s right, title and interest in, to and under the Purchased Assets, to secure (1) the obligations of the Seller and (2) a loan to the Seller in the amount of the Purchase Price as set forth in this Agreement. The Seller and the Buyer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Purchased Assets, such security interest would be a perfected security interest of first priority in favor of the Buyer under applicable law and will be maintained as such throughout the term of this Agreement.
          (e) The Buyer and the Seller may designate, at the time of (if no receivables then exist in such accounts) or prior to their creation, revolving credit accounts which would otherwise be Additional Accounts as Excluded Accounts. This designation shall be evidenced (i) by a written supplement to this Agreement executed by the Seller and the Buyer and (ii) by the Seller indicating in the appropriate accounting, computer and other files that receivables arising under such Excluded Accounts have been retained by the Seller. The Seller shall identify all Excluded Accounts as having been retained by the Seller in an Account Schedule, and such Account Schedule, as amended and supplemented from time to time, shall be incorporated into and marked as Schedule 2 to this Agreement.
          (f) To the extent that the Seller retains any interest in the Purchased Assets described in subsection 2.1(a), the Seller hereby grants to each Trustee a security interest in all of the Seller’s right, title and interest, whether now owned or hereafter acquired, in, to and under such of the Purchased Assets that are to be conveyed to each such Trustee pursuant to the applicable agreements as set forth in Schedule 3, to secure the performance of all of the obligations of the Seller hereunder and under such agreements. With respect to such security interest and such collateral, each Trustee shall have all of the rights that it has under each of their respective agreements as set forth in Schedule 3. Each Trustee shall also have all of the rights of a secured creditor under the UCC.
[END OF ARTICLE II]

ARTICLE III
CONSIDERATION AND PAYMENT
     Section 3.1 Purchase Price. (a) The “Purchase Price” for the Purchased Assets that are conveyed to HRAC II under this Agreement shall be payable in cash in an amount equal to the sum of (i) 100% of the aggregate balance of the Principal Receivables, and such of the Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Bank, so conveyed, plus (ii) the present value of anticipated excess spread, including Interchange, computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies, payment rates and yield, such sum adjusted to reflect any other factors as the Bank and HRAC II mutually may agree will result in a Purchase Price determined to be the fair market value of such Purchased Assets. This computation of initial Purchase Price shall assume no reinvestment in new Receivables. The Purchase Price for the Purchased Assets, shall be payable on a date (the “Purchase Price Payment Date”) mutually agreed to by the Bank and HRAC II (but no later than the 15th day of the month following the month in which such Purchased Assets are conveyed by the Bank to HRAC II) in cash in an amount equal to the sum of (i) 100% of the aggregate balance of the Principal Receivables, and such of the Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other enhancement and insurance programs administered by the Bank, so conveyed, plus (ii) the present value of anticipated excess spread, including Interchange, computed by taking into account factors such as historical losses (and discounted to take into account any uncertainty as to future performance matching historical performance), servicing fees, delinquencies, payment rates and yield, such sum adjusted to reflect any other factors as the Bank and HRAC II mutually may agree will result in a Purchase Price determined to be the fair market value of such Purchased Assets. The Bank and HRAC II confirm that a Purchase Price equal to the fair market value of all Purchased Assets sold to HRAC II through the date hereof has been paid by HRAC II to the Bank.
          (b) Notwithstanding any other provision of this Agreement, the Bank shall not be obligated to continue to sell Purchased Assets to HRAC II to the extent that the Bank is not paid the Purchase Price therefor as provided herein. Further, if the Purchase Price is not paid by the Purchase Price Payment Date, an additional amount equal to the Prime Rate plus 6% shall be payable by HRAC II to the Bank.
     Section 3.2 Adjustments to Purchase Price. The Purchase Price shall be adjusted on each Purchase Price Payment Date (a “Credit Adjustment”) with respect to any Receivable previously conveyed to HRAC II by the Bank which has since been reversed by the Bank or the Servicer because of a rebate, refund, unauthorized charge or billing error to an Obligor or because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, but in each case other than by reason of Servicer error. The amount of such adjustment shall equal (x) the reduction in the principal balance of such Receivable resulting from the occurrence of such event multiplied by (y) the quotient (expressed as a percentage) of (i) the Purchase Price payable on such Purchase Price Payment Date computed in accordance with subsection 3.1(a) divided by (ii) the amount of Principal Receivables, and such of the

Finance Charge and Administrative Receivables as constitute fees and charges relating to debt cancellation, debt waiver and other insurance and enhancement programs administered by the Bank, paid for on such date pursuant to such subsection. In the event that an adjustment pursuant to this Section 3.2 causes the Purchase Price to be a negative number, the Bank agrees that, not later than 1:00 p.m. New York City time on such Purchase Price Payment Date, the Bank shall pay or cause to be paid to HRAC II an amount equal to the amount by which the Credit Adjustment exceeds the unadjusted Purchase Price.
     Section 3.3 Use of Name, Logo and Marks. The Bank does hereby grant to HRAC II a non-exclusive license to use the name “Household Bank (SB), National Association” and all related identifying trade or service marks, signs, symbols, logos, designs, servicing software, customer lists and other intangibles in connection with the servicing of the Receivables purchased hereunder. The license granted shall be co-extensive with the term of the Agreement.
[END OF ARTICLE III]

ARTICLE IV
REPRESENTATIONS AND WARRANTIES
     Section 4.1 Seller’s Representations and Warranties. Without limiting the generality of the Merger Agreement, the Seller hereby expressly assumes responsibility for all representations and warranties of the Predecessor Seller under Sections 4.01 and 4.02 of the Predecessor Seller Purchase Agreements which are incorporated herein by reference. The Seller hereby represents and warrants to the Buyer, on the date hereof and on each date that Purchased Assets are sold to the Buyer, that:
          (a) Organization and Good Standing. The Seller is a national banking association organized and validly existing in good standing under the laws of the United States and has, in all material respects, the corporate power and authority and legal right to own its properties and conduct its business as such properties are presently owned and as such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and each other document or instrument to be delivered by the Seller hereunder (collectively, the “Sale Papers”).
          (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law; provided that no representation or warranty is made with respect to any qualifications, licenses or approvals which the Buyer would have to obtain to do business in any state in which the Buyer seeks to enforce any Receivable.
          (c) Due Authorization. The execution and delivery by the Seller of the Sale Papers, and the consummation by the Seller of the transactions provided for herein and therein, have been duly authorized by the Seller by all necessary corporate action on its part and the Sale Papers will remain, from the time of their respective execution, official records of the Seller.
          (d) Binding Obligation. Each of the Sale Papers, and the consummation of the transactions provided for therein, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors’ rights in general and as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).
          (e) No Conflicts. The execution and delivery by the Seller of the Sale Papers, and the performance by the Seller of the transactions contemplated thereby, do not (i) contravene the Seller’s charter or by-laws or (ii) violate any material provision of law applicable to it or require any filing (except for the filings under the UCC), registration, consent or approval under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Seller, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect.

          (f) Taxes. The Seller has filed all material tax returns required to be filed by the Seller and has paid or made adequate provision for the payment of all material taxes, assessments and other governmental charges due from the Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings.
          (g) No Violation. The execution and delivery by the Seller of the Sale Papers, the performance by the Seller of the transactions contemplated by the Sale Papers and the fulfillment by the Seller of the terms thereof, will not violate any Requirements of Law applicable to the Seller, will not violate, result in any breach of any of the material terms and provisions of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law applicable to the Seller, or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Seller is a party or by which it or its properties are bound.
          (h) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened, against the Seller before any Governmental Authority (i) asserting the invalidity of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated thereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability thereof or (v) seeking to affect adversely the income tax attributes of any of the Trusts under United States Federal, New York, California, Nevada or Illinois income tax systems.
          (i) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery by the Seller of the Sale Papers, the performance by the Seller of the transactions contemplated by the Sale Papers and the fulfillment by the Seller of the terms hereof and thereof, have been obtained.
     The representations and warranties set forth in this Section 4.1 shall survive the sale of the Purchased Assets to the Buyer. The Seller hereby represents and warrants to the Buyer that the representations and warranties of the Seller set forth in Section 4.1 are true and correct on the applicable date. Upon discovery by the Seller or the Buyer of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.
     Section 4.2 Seller’s Representations and Warranties Regarding Purchased Assets.
          (a) Valid Sale, etc. The Seller hereby represents and warrants on the date hereof and on each date that Purchased Assets are sold to the Buyer, with respect to such Purchased Assets, that:
     (i) This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, receivership, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors’ rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
     (ii) The sale of such Purchased Assets by the Seller to the Buyer under this Agreement constitutes a valid sale, transfer, assignment, set-over and conveyance to the Buyer of all right, title and interest of the Seller in and to such Purchased Assets, free and clear of any Lien except for Permitted Liens.
     (iii) The Seller is not insolvent and will not be rendered insolvent upon the sale of such Purchased Assets to the Buyer.
     (iv) The Seller is the legal and beneficial owner of all right, title and interest in and to each such Purchased Asset.
     (v) All consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required of the Seller in connection with the sale of such Purchased Assets to the Buyer have been obtained.
     (vi) The Account Schedule list of Excluded Accounts is accurate and complete in all material respects, and at any time the Buyer requests an Account Schedule list of Accounts and Additional Accounts, such Account Schedule will, as of its date, be accurate and complete in all material respects.
     (vii) Each such Purchased Asset has been conveyed to the Buyer in compliance, in all material respects, with all Requirements of Law applicable to the Seller.
          (b) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the sale, transfer and assignment of the respective Purchased Assets to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the representations and warranties set forth in this Section 4.2, the party discovering such breach shall give prompt written notice thereof to the other. The Seller agrees to cooperate with the Buyer in attempting to cure any such breach.
     Section 4.3 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants and agrees with the Seller, on the date hereof, and represents and warrants on the date of the sale of any Purchased Assets to the Buyer hereunder, that:
          (a) Organization and Good Standing. The Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has, in all material respects, the corporate power and authority and legal right to own its property and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under the Sale Papers to which it is a party.

          (b) Due Qualification. The Buyer is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state required in order to conduct its business and has obtained all necessary licenses and approvals with respect to the Buyer required under applicable law.
          (c) Due Authorization. The execution and delivery by the Buyer of the Sale Papers to which it is a party and the consummation by the Buyer of the transactions provided for in the Sale Papers to which it is a party have been duly authorized by the Buyer by all necessary corporate action on its part.
          (d) No Conflicts. The execution and delivery by the Buyer of the Sale Papers to which it is a party and the performance by the Buyer of the transactions contemplated thereby do not (i) contravene the Buyer’s certificate of incorporation or by-laws or (ii) violate any material provision of law applicable to it, or require any filing (except for the filings under the UCC), registration, consent or approval under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Buyer, except for such filings, registrations, consents or approvals as have already been obtained and are in full force and effect.
          (e) No Violation. The execution and delivery by the Buyer of the Sale Papers to which it is a party, the performance by the Buyer of the transactions contemplated by the Sale Papers to which it is a party, and the fulfillment by the Buyer of the terms of the Sale Papers to which it is a party will not violate any Requirements of Law applicable to the Buyer, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law applicable to the Buyer, or any material indenture, contract, agreement, mortgage, deed of trust or other material instrument to which the Buyer is a party or by which it or its properties are bound.
          (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Buyer, threatened, against the Buyer, before any Governmental Authority (i) asserting the invalidity of the Sale Papers to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Sale Papers to which it is a party, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Buyer of its obligations thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Sale Papers to which it is a party or (v) seeking to affect adversely the income tax attributes of any of the Trusts under United States Federal, New York, California, Nevada or Illinois income tax systems.
          (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery by the Buyer of the Sale Papers to which it is a party, the performance by the Buyer of the transactions contemplated by the Sale Papers to which it is a party, and the fulfillment by the Buyer of the terms of the Sale Papers to which it is a party have been obtained.
     The representations and warranties set forth in this Section 4.3 shall survive the sale of the Purchased Assets to the Buyer. The Buyer hereby represents and warrants to the Seller that the representations and warranties of the Buyer set forth in Section 4.3 are true and correct on the applicable date. Upon discovery by the Buyer or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.
[END OF ARTICLE IV]

ARTICLE V
COVENANTS OF SELLER AND BUYER
     Section 5.1 Seller Covenants. The Seller hereby covenants that:
          (a) Receivables not to be evidenced by Instruments. The Seller will take no action to cause any Receivable to be evidenced by any instrument or chattel paper (as defined in the UCC), except in connection with the enforcement or collection of a Receivable.
          (b) Security Interests. Except for the conveyances hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien arising through or under the Seller on, any Receivable sold hereunder, whether now existing or hereafter created, or any interest therein; the Seller will immediately notify the Buyer of the existence of any Lien arising through or under the Seller on any Receivable; and the Seller shall defend the right, title and interest of the Buyer in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this subsection 5.1(b) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Receivables any Permitted Lien.
          (c) The Seller’s Interest. Except for the conveyances hereunder, the Seller will not transfer, assign, exchange, convey, pledge, hypothecate or otherwise grant a security interest in the Accounts or Additional Accounts, and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation or grant shall be void.
          (d) Account Allocations. In the event that the Seller is unable for any reason to sell Receivables to the Buyer in accordance with the provisions of this Agreement (including, without limitation, by reason of the application of the provisions of Section 8.2 or any Governmental Authority having regulatory authority over the Seller or any court of competent jurisdiction ordering that the Seller not sell any additional Principal Receivables to the Buyer), then in any such event, the Seller agrees (except as prohibited by any such order) to allocate and pay to the Buyer, after the date of such inability, all Collections with respect to Principal Receivables previously sold to the Buyer. To the extent that it is not clear to the Seller whether collections relate to a Principal Receivable that was sold to the Buyer or to a principal receivable that the Seller is unable to sell to the Buyer, the Seller agrees that it shall allocate payments on each Account or Additional Account with respect to the principal balance of such Account or Additional Account first to the oldest principal balance of such Account or Additional Account. Notwithstanding any cessation of the sale to the Buyer of additional Principal Receivables, Principal Receivables sold to the Buyer prior to the occurrence of the event giving rise to such inability, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables whenever created that accrue in respect of such Principal Receivables, and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of the Buyer available for transfer by the Buyer to the Purchasers listed on Schedule 3.

          (e) Periodic Finance Charges and Other Fees. The Seller shall comply with the applicable “Periodic Finance Charges and Other Fees” covenant set forth in Schedule 3 with respect to the Accounts or Additional Accounts transferred to each Trust as set forth therein.
          (f) Credit Card Agreements and Guidelines. The Seller shall comply with the applicable “Credit Card Agreements and Guidelines” covenant set forth in Schedule 3 with respect to the Accounts or Additional Accounts transferred to each Trust as set forth therein.
          (g) MasterCard International and VISA USA. The Seller shall, to the extent applicable to the Accounts and Additional Accounts owned or serviced by the Seller, use its best efforts to remain, either directly or indirectly, a member in good standing of the MasterCard system, the VISA system and any other similar entity’s or organization’s system relating to any other type of revolving credit accounts included as Accounts or Additional Accounts.
          (h) Interchange. Not later than 1:00 p.m., New York City time, on each Distribution Date, the Seller shall pay to or at the direction of the Buyer, in immediately available funds, the amount of Interchange allocable to the Receivables. With respect to each portfolio of accounts owned by the Seller that includes Accounts or Additional Accounts, such amount of Interchange shall be equal to the product of (i) the total amount of Interchange (net of expenses) paid or payable to the Seller during the preceding Monthly Period with respect to such portfolio of accounts and (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services during such Monthly Period in the Accounts or Additional Accounts in such portfolio and the denominator of which is the aggregate amount of cardholder charges for goods and services during such Monthly Period in all accounts in such portfolio.
          (i) Documentation of Transfer. The Seller shall undertake to file the documents which would be necessary to perfect and maintain the perfection of the sale of the Purchased Assets to the Buyer.
          (j) Approval of Office Records. The Seller shall cause this Agreement and all Sale Papers to be duly approved by the Seller’s Board of Directors, and the Seller shall maintain this Agreement and all Sale Papers as a part of the official records of the Seller for the term of the Agreement.
          (k) Name and Type and Jurisdiction of Organization. The Seller shall not change its name or its type or jurisdiction of organization without previously having delivered to the Buyer an opinion of counsel to the effect that all actions have been taken, and all filings have been made, as are necessary to continue and maintain the first-priority perfected ownership interest of the Buyer in the Purchased Assets.
          (l) Delivery of Collections. In the event that the Seller receives Collections, the Seller agrees to forward to the Buyer or its designee such Collections as soon as practicable after the receipt thereof.
          (m) Notice of Liens. The Seller shall notify the Buyer promptly after becoming aware of any Lien on any Purchased Asset other than Permitted Liens.

          (n) Separate Business. The Seller shall maintain separate corporate records and books of account from those of the Buyer. The Seller will not conduct its business in the name of the Buyer so as not to mislead others as to the identity of the entity with which those others are concerned.
     Section 5.2 Addition of Accounts. Unless excluded pursuant to subsection 2.1(e) hereof, all revolving credit accounts (other than private label accounts) shall be included as Accounts or Additional Accounts from and after the date upon which the Seller acquires rights in such Accounts or Additional Accounts, and all Receivables in such Accounts or Additional Accounts, whether such Receivables are then existing or thereafter created or acquired, shall be automatically sold to the Buyer. For the purposes of this Agreement, all receivables of such Accounts or Additional Accounts shall be treated as Receivables upon their creation.
     Section 5.3 Buyer Covenant Regarding Sale Treatment. The Buyer agrees to treat this conveyance for all purposes (including, without limitation, tax and financial accounting purposes) as a sale on all relevant books, records, tax returns, financial statements and other applicable documents.
[END OF ARTICLE V]

ARTICLE VI
SERVICING
     Section 6.1 Trust Documents Control. The Seller acknowledges that some, but not all Receivables are to be (i) sold by the Buyer to the Purchasers listed on Schedule 3 pursuant to the related agreements set forth therein and (ii) deposited in the respective Trusts pursuant to the related agreements set forth therein and are to be serviced by the applicable Servicer. The Seller agrees to cooperate fully with such Servicer and to permit such Servicer to take any and all actions necessary in connection with such Receivables.
[END OF ARTICLE VI]

ARTICLE VII
CONDITIONS PRECEDENT
     Section 7.1 Conditions to the Buyer’s Obligations Regarding Purchased Assets. The obligations of the Buyer to purchase the Purchased Assets on any Business Day shall be subject to the satisfaction of the following conditions with respect to such Purchased Assets:
          (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date (unless such representation or warranty specifically relates to an earlier date);
          (b) All information concerning such Purchased Assets provided to the Buyer shall be true and correct in all material respects on such date;
          (c) The Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;
          (d) The Seller shall have filed the financing statements required to be filed pursuant to subsection 2.1(b); and
          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.
     Section 7.2 Conditions Precedent to the Seller’s Obligations. The obligations of the Seller to sell Purchased Assets on any Business Day shall be subject to the satisfaction of the following conditions with respect to such Purchased Assets:
          (a) All representations and warranties of the Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date (unless such representation or warranty specifically relates to an earlier date);
          (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.1 hereof shall have been made; and
          (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Buyer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.
[END OF ARTICLE VII]

ARTICLE VIII
TERM AND TERMINATION
     Section 8.1 Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the earlier of: (a) such date as may be agreed to in writing by the Buyer and the Seller, or (b) subject to Section 9.17, the occurrence of any of the following events: the Buyer or the Seller shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to or acquiesce in the benefit or benefits of any debtor relief law, (iv) become a party to (or be made the subject of) any proceeding provided for by any debtor relief law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within 60 days after its filing, or (v) become unable for any reason to purchase Receivables in accordance with the provisions of this Agreement or default in its obligations hereunder, which default continues unremedied for more than 30 days after written notice is delivered to the defaulting party by the non-defaulting party (any such date set forth in clause (a) or (b) hereof being a “Termination Date”); provided, however, that the termination of this Agreement pursuant to this Section 8.1 shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to Receivables sold prior to such termination. Notwithstanding any cessation of the sale to the Buyer of additional Principal Receivables, Principal Receivables sold to the Buyer prior to such Termination Date, Collections in respect of such Principal Receivables, Finance Charge and Administrative Receivables (whenever created) accrued in respect of such Principal Receivables and Collections in respect of such Finance Charge and Administrative Receivables, shall continue to be property of the Buyer available for transfer by the Buyer. To the extent that it is not clear to the Seller whether collections relate to a Principal Receivable that was sold to the Buyer or to a principal receivable that the Seller has not sold to the Buyer, the Seller agrees that it shall allocate payments on each Account or Additional Account with respect to the principal balance of such Account or Additional Account first to the oldest principal balance of such Account or Additional Account, respectively.
     Section 8.2 Effect of Termination. No termination or rejection of or failure to assume the executory obligations of this Agreement in the event of the receivership of the Seller or bankruptcy of the Buyer shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Seller or the Buyer.
[END OF ARTICLE VIII]

ARTICLE IX
MISCELLANEOUS PROVISIONS
     Section 9.1 Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by HRAC II and the Bank in accordance with this Section 9.1. This Agreement may be amended from time to time by HRAC II and the Bank, provided that HRAC II provides to the Bank (a) an Officer’s Certificate of HRAC II to the effect that HRAC II reasonably believes that such amendment will not have an Adverse Effect, and (b) an opinion of counsel addressed and delivered to the Bank, dated the date of such amendment, to the effect that the conditions precedent to any such amendment have been satisfied.
     Section 9.2 Governing Law. THIS AGREEMENT AND THE OTHER SALE PAPERS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     Section 9.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Buyer, Household Receivables Acquisition Company II, 1111 Town Center Drive, Las Vegas, Nevada 89134, Attention: General Counsel (facsimile no. (702) 243-1214), (b) in the case of the Seller, Household Bank (SB), National Association, 1111 Town Center Drive, Las Vegas, Nevada 89134, Attention: General Counsel (facsimile no. (702) 243-1214); or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.
     Section 9.4 Assignment. Notwithstanding anything to the contrary contained herein, other than the Buyer’s assignment of its right, title and interest in, to and under this Agreement with respect to the Purchased Assets to the Purchasers listed on Schedule 3, this Agreement may not be assigned by the parties hereto, except for an assignment by a party hereto of its right, title and interest in, to and under this Agreement to (i) a successor by merger assuming this Agreement, (ii) any affiliate owned directly or indirectly by Household International, Inc. which assumes the obligations of this Agreement or (iii) any other entity provided that the Rating Agency Condition has been satisfied.
     Section 9.5 Acknowledgment and Agreement of the Seller. By execution below, the Seller expressly acknowledges and agrees that all of the Buyer’s right, title, and interest in, to, and under this Agreement, including, without limitation, all of the Buyer’s right title, and interest in and to some, but not all of the Purchased Assets purchased, shall be assigned by the Buyer to the Purchasers listed on Schedule 3 and by such respective Purchasers to the applicable Trustees pursuant to the related agreements set forth on Schedule 3, and the Seller consents to such assignments. Additionally, the Seller agrees to pay, or cause to be paid, directly to each Trustee any amounts payable by the Seller to the Buyer hereunder which are identified to the Seller as required to be paid by the Buyer to each such Purchaser and by such Purchaser to the applicable

Trust. Any payment required to be made on or before a specified date in same-day funds may be made on the prior Business Day in next-day funds.
     Section 9.6 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of the Sale Papers shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of the Sale Papers and shall in no way affect the validity or enforceability of the other provisions of the Sale Papers.
     Section 9.7 Further Assurances. The Buyer and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of the Sale Papers, including, without limitation, the execution of any financing statements or continuation statements (or other amendments thereto) or equivalent documents relating to the Purchased Assets for filing under the provisions of the UCC or other laws of any applicable jurisdiction.
     Section 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Buyer or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.
     Section 9.9 Counterparts. The Sale Papers may each be executed in two or more counterparts including telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
     Section 9.10 Binding Effect; Third Party Beneficiaries. The Sale Papers will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The Purchasers and the Trustees listed on Schedule 3 shall be considered third party beneficiaries hereunder.
     Section 9.11 Merger and Integration. Except as specifically stated otherwise herein, the Sale Papers set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by the Sale Papers. The Sale Papers may not be modified, amended, waived or supplemented except as provided herein.
     Section 9.12 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
     Section 9.13 Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.
     Section 9.14 Protection of Right, Title and Interest to Purchased Assets.

          (a) The Seller shall cause this Agreement, all amendments hereto and/or all financing statements, and continuation statements and other amendments thereto, and any other necessary documents covering the sale hereunder to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Buyer hereunder to the Purchased Assets and the proceeds thereof. The Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Buyer shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 9.14(a).
          (b) The Seller shall not change its name or its type or jurisdiction of organization without previously having delivered to the Buyer an opinion of counsel to the effect that all actions have been taken, and all filings have been made, as are necessary to continue and maintain the first-priority perfected ownership interest of the Buyer in the Purchased Assets.
     Section 9.15 Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement or contained in any Sale Papers shall remain operative and in full force and effect and shall survive the conveyance of any Purchased Assets by the Buyer as contemplated in Schedule 3.
     Section 9.16 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause the Buyer or any Purchaser or Trust listed in Schedule 3, to petition or invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against any such Purchaser or Trust under any bankruptcy, insolvency or similar law or appointing a trustee, receiver, conservator, liquidator, assignee, custodian, sequestrator or other similar official of the Buyer, such Purchaser or Trust or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Buyer, such Purchaser or Trust.
     Section 9.17 Effect of FDIC Receivership, Conservatorship or Liquidation of the Seller.
          (a) Termination in Event of Receivership, the Conservatorship or Liquidation. Consistent with 12 U.S.C. § 1821(e)(12), the Buyer may not employ as grounds for termination of this Agreement that the liabilities of the Seller exceed its assets; that the Seller has been determined to be insolvent; that any grounds for the appointment to the Seller of a receiver or conservator as set forth in 12 U.S.C. § 1821(c)(5) exist; or that the FDIC has been appointed receiver, conservator or liquidator of the Seller.
          (b) Continuing Responsibilities of the Buyer in the Event of Resolution. In the event that the Federal Deposit Insurance Corporation is appointed receiver, conservator or liquidator of the Seller, and the Buyer has grounds to terminate this Agreement other than those contemplated by 12 U.S.C. § 1821(e)(12), the FDIC may request that the Buyer not immediately terminate the Agreement, and, upon such request, the Buyer shall continue to fulfill its obligations as set forth in this Agreement for a period of ninety (90) days or for such other period as may be mutually agreed by the Buyer and the FDIC (the “Continuation Period”). As

compensation for the services provided to the Seller during the Continuation Period, the Buyer shall retain or receive an amount equal to the market rate for such services, as mutually agreed by the FDIC and the Buyer.
     (c) Repudiation. Nothing in the foregoing subparagraphs (a) and (b) shall be deemed to waive or otherwise impair the FDIC’s statutory rights under 12 U.S.C. § 1821(e)(1).
[END OF ARTICLE IX]

     IN WITNESS WHEREOF, the Buyer and the Seller each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

HOUSEHOLD BANK (SB), NATIONAL
ASSOCIATION,
as Seller

By:

Name: Title:

HOUSEHOLD RECEIVABLES
ACQUISITION COMPANY II
as Buyer

By:

Name: Title:

Acknowledged and Agreed:

HFC CARD FUNDING CORPORATION

By:

Name: Title:
[Signature page to Second Amended and Restated Bank Receivables Purchase Agreement]

Schedule 1
ACCOUNT SCHEDULE

Schedule 2
EXCLUDED ACCOUNT SCHEDULE
     All Initial Accounts and Aggregate Addition Accounts listed on tapes provided to The Bank of New York, as Trustee for the Household Affinity Credit Card Master Note Trust I, in connection with the Amended and Restated Receivables Purchase Agreement, dated as of March 1, 2002, between Household Bank (SB), National Association and Household Affinity Funding Corporation II (“HBSB – HAFC II RPA”) and the following supplemental conveyances to the HBSB – HAFC II RPA”:
1.	Supplemental Conveyance No. 2 dated July 23, 1993

2.	Supplemental Conveyance No. 3 dated October 20, 1993

3.	Supplemental Conveyance No. 4 dated December 17, 1993

4.	Supplemental Conveyance No. 5 dated January 20, 1994

5.	Supplemental Conveyance No. 6 dated February 16, 1994

6.	Supplemental Conveyance No. 7 dated March 18, 1994

7.	Supplemental Conveyance No. 8 dated April 15, 1994

8.	Supplemental Conveyance No. 9 dated January 26, 1995

9.	Supplemental Conveyance No. 10 dated October 28, 1997

10.	Supplemental Conveyance No. 11 dated May 29, 1998

11.	Supplemental Conveyance No. 12 dated June 26, 1998

12.	Supplemental Conveyance No. 13 dated August 16, 1999

13.	Supplemental Conveyance No. 14 dated March 22, 2000

14.	Supplemental Conveyance No. 15 dated August 21, 2000

15.	Supplemental Conveyance No. 16 dated September 28, 2001
     All Initial Accounts listed on tapes provided to Wilmington Trust Company, as Owner Trustee for the Household Credit Card Master Note Trust I, in connection with the Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2002, between Household Bank (Nevada), N.A. and Household Receivables Funding, Inc. III.

Schedule 3
THE MASTER TRUSTS
The Household Credit Card Master Note Trust I (the “Note Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “RPA”), dated as of February 1, 2002, between HRAC II and HRFI III, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HRFI III.
     Pursuant to the Amended and Restated Transfer and Servicing Agreement (as may be amended from time to time, the “TSA”), dated as of November 16, 2000, among HRFI III, Household Finance Corporation and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) of the Note Trust, HRFI III has sold and will, from time to time, continue to sell certain Purchased Assets to Wilmington Trust Company, as Owner Trustee of the Note Trust.
     Pursuant to the Amended and Restated Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of November 16, 2000, between the Note Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary (the “Indenture Trustee”), the Owner Trustee has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the Note Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the Note Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust – The Household Credit Card Master Note Trust I
     Purchaser – HRFI III
     Trustee – Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee
     Servicer – Household Finance Corporation
     The applicable agreements – The RPA, the TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirements of Law, or as is deemed by the Seller in its sole discretion to be necessary in order to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Seller’s reasonable expectation is that such reduction will cause an Adverse Effect under the Note Trust.
     Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Seller may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Seller in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Seller shall take no such action unless (i) at the time of such action, the Seller reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to any comparable segment of accounts owned by the Seller which have characteristics the same as, or substantially similar to, such Accounts or Additional Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Seller and an unrelated third party or by the terms of the Credit Agreement.
The Household Affinity Credit Card Master Trust I (the “Affinity Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “HAFC II RPA”), dated as of March 1, 2002, between HRAC II and HAFC II, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HAFC II.
     Pursuant to the Amended and Restated Pooling and Servicing Agreement (as amended and supplemented and as may be further amended and supplemented from time to time, the “Affinity Trust PSA”), dated as of August 1, 1993, among HAFC II (as successor in interest to Household Affinity Funding Corporation), Household Finance Corporation and The Bank of New York, as Trustee (the “Trustee”) of the Affinity Trust, HAFC II has sold and will, from time to time, continue to sell certain Purchased Assets to The Bank of New York, as Trustee of the Affinity Trust.
     With respect to the Affinity Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust – The Household Affinity Credit Card Master Trust I
     Purchaser – HAFC II
     Trustee – The Bank of New York
     Servicer – Household Finance Corporation
     The applicable agreements – The HAFC II RPA and the PSA
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. (i) Except as otherwise required by any Requirements of Law, or as is deemed by the Seller in its sole discretion to be necessary in order to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by the Seller of the nature of the competition with respect to the credit card business or such program and only if the change giving rise to such reduction with respect to a specific program is made applicable to substantially all of the credit card accounts subject to such program, the Seller shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Seller’s reasonable expectation is that such reduction will cause an amortization event to occur with respect to the Affinity Trust and (ii) except as otherwise required by any Requirements of Law, the Seller shall not take any action which would have the effect of reducing the Portfolio Yield to be less than the highest Average Rate for any Group (as such terms are defined in the PSA).
     Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Seller may change the terms and provisions of the Credit Agreements or the applicable Credit Card Guidelines of the Seller in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Seller shall take no action with respect to the applicable Credit Agreements or the applicable Credit Card Guidelines of the Seller, which, at the time of such action, the Seller reasonably believes will have a material adverse effect on the holders of certificates in the Affinity Trust.
The Household Credit Card Master Trust I (the “Base Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “HFC Card RPA”), dated as of July 1, 2002, between HRAC II and HFC Card, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HFC Card.
     Pursuant to the Pooling and Servicing Agreement (as amended and supplemented and as may be further amended and supplemented from time to time, the “Base Trust PSA”), dated as of December 1, 1995, among HFC Card (as successor in interest to Household Card Funding Corporation), Household Finance Corporation and The Bank of New York, as Trustee (the “Trustee”) of the Base Trust, HFC Card has sold and will, from time to time, continue to sell certain Purchased Assets to The Bank of New York, as Trustee of the Base Trust.
     With respect to the Base Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust – The Household Credit Card Master Trust I
     Purchaser – HFC Card
     Trustee – The Bank of New York
     Servicer – Household Finance Corporation

     The applicable agreements – The HFC Card RPA and the Base Trust PSA
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. (i) Except as otherwise required by any Requirements of Law, or as is deemed by the Seller in its sole discretion to be necessary in order to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by the Seller of the nature of the competition with respect to the credit card business or such program, the Seller shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Seller’s reasonable expectation is that such reduction will cause an amortization event to occur with respect to the Affinity Trust and (ii) except as otherwise required by any Requirements of Law, the Seller shall not take any action which would have the effect of reducing the Portfolio Yield to be less than the highest Average Rate for any Group (as such terms are defined in the Base Trust PSA).
     Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Seller may change the terms and provisions of the Credit Agreements or the applicable Credit Card Guidelines of the Seller in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Seller shall take no action with respect to the applicable Credit Agreements or the applicable Credit Card Guidelines of the Seller, which, at the time of such action, the Seller reasonably believes will have a material adverse effect on the holders of certificates in the Base Trust.

FIRST AMENDMENT TO THE
SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     This Agreement dated as of January 15, 2004 (this “First Amendment”), is entered into between HOUSEHOLD BANK (SB), NATIONAL ASSOCIATION, a national banking association (together with its permitted successors and assigns, the “Bank” or the “Seller”) and HOUSEHOLD RECEIVABLES ACQUISTION COMPANY II, a Delaware corporation (together with its permitted successor or assigns, “HRAC II” or the “Buyer”).
     WHEREAS, the Seller and the Buyer are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of July 1, 2002 (the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement in certain respects;
     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained the parties hereto hereby agree as follows:
I. AMENDMENT
1.1	Amendment to Schedule 3. Schedule 3 of the Agreement is hereby amended by deleting such Schedule in its entirety and adding the new Schedule 3, attached hereto as Exhibit A, in substitution and replacement therefor.
II. GENERAL
2.1	Miscellaneous
(a)	The Agreement as amended hereby remains in full force and effect and is hereby ratified and confirmed by Borrower in each and every respect. On and after the date hereof, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall, except where the context otherwise requires, mean the Agreement, as amended by this First Amendment. Any and all notices, requests, certificates and other instruments executed concurrently with or after the date hereof may refer to the Agreement without making specific reference to this First Amendment but nevertheless all such references shall be deemed to include this First Amendment unless the context shall otherwise require.

(b)	Terms used in this First Amendment with initial capital letters and not otherwise defined herein shall have the respective meanings given thereto in the Agreement.

(c)	This First Amendment may be executed in counterpart and by different parties on separate counterparts, but all separate counterparts taken together shall be deemed to constitute one and the same instrument.

(d)	This First Amendment shall be binding upon the Seller and the Buyer and their respective successors and assigns, and shall inure to the benefit of their respective successors and assigns.

(e)	This First Amendment shall be a contract under and governed by the laws of the State of New York, without reference to its conflict of laws principles. Whenever possible each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment shall be prohibited or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this First Amendment.
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by the respective officers thereunto duly authorized as of the date first above written.

HOUSEHOLD BANK (SB), NATIONAL ASSOCIATION
By:
Margaret A. Sprude
Executive Vice President and CFO

HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II
By:
M. A. Reeves
Vice President and Assistant Treasurer

EXHIBIT A
Schedule 3
THE MASTER TRUSTS
The Household Credit Card Master Note Trust I (the “Note Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “RPA”), dated as of February 1, 2002, between HRAC II and HRFI III, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HRFI III.
     Pursuant to the Amended and Restated Transfer and Servicing Agreement (as may be amended from time to time, the “TSA”), dated as of November 16, 2000, among HRFI III, Household Finance Corporation and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) of the Note Trust, HRFI III has sold and will, from time to time, continue to sell certain Purchased Assets to Wilmington Trust Company, as Owner Trustee of the Note Trust.
     Pursuant to the Amended and Restated Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of November 16, 2000, between the Note Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary (the “Indenture Trustee”), the Owner Trustee has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the Note Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the Note Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The Household Credit Card Master Note Trust I
     Purchaser — HRFI III
     Trustee — Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee
     Servicer — Household Finance Corporation
     The applicable agreements — The RPA, the TSA and the Indenture

     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirements of Law, or as is deemed by the Seller in its sole discretion to be necessary in order to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Seller’s reasonable expectation is that such reduction will cause an Adverse Effect under the Note Trust.
     Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Seller may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Seller in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Seller shall take no such action unless (i) at the time of such action, the Seller reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to any comparable segment of accounts owned by the Seller which have characteristics the same as, or substantially similar to, such Accounts or Additional Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Seller and an unrelated third party or by the terms of the Credit Agreement.
The Household Affinity Credit Card Master Trust I (the “Affinity Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “HAFC II RPA”), dated as of March 1, 2002, between HRAC II and HAFC II, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HAFC II.
     Pursuant to the Amended and Restated Pooling and Servicing Agreement (as amended and supplemented and as may be further amended and supplemented from time to time, the “Affinity Trust PSA”), dated as of August 1, 1993, among HAFC II (as successor in interest to Household Affinity Funding Corporation), Household Finance Corporation and The Bank of New York, as Trustee (the "Trustee”) of the Affinity Trust, HAFC II has sold and will, from time to time, continue to sell certain Purchased Assets to The Bank of New York, as Trustee of the Affinity Trust.
     With respect to the Affinity Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The Household Affinity Credit Card Master Trust I
     Purchaser — HAFC II
     Trustee — The Bank of New York
     Servicer — Household Finance Corporation

     The applicable agreements — The HAFC II RPA and the PSA
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. (i) Except as otherwise required by any Requirements of Law, or as is deemed by the Seller in its sole discretion to be necessary in order to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by the Seller of the nature of the competition with respect to the credit card business or such program and only if the change giving rise to such reduction with respect to a specific program is made applicable to substantially all of the credit card accounts subject to such program, the Seller shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Seller’s reasonable expectation is that such reduction will cause an amortization event to occur with respect to the Affinity Trust and (ii) except as otherwise required by any Requirements of Law, the Seller shall not take any action which would have the effect of reducing the Portfolio Yield to be less than the highest Average Rate for any Group (as such terms are defined in the PSA).
     Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Seller may change the terms and provisions of the Credit Agreements or the applicable Credit Card Guidelines of the Seller in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Seller shall take no action with respect to the applicable Credit Agreements or the applicable Credit Card Guidelines of the Seller, which, at the time of such action, the Seller reasonably believes will have a material adverse effect on the holders of certificates in the Affinity Trust.
The Household Credit Card Master Trust I (the “Base Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “HFC Card RPA”), dated as of July 1, 2002, between HRAC II and HFC Card, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HFC Card.
     Pursuant to the Pooling and Servicing Agreement (as amended and supplemented and as may be further amended and supplemented from time to time, the “Base Trust PSA”), dated as of December 1, 1995, among HFC Card (as successor in interest to Household Card Funding Corporation), Household Finance Corporation and The Bank of New York, as Trustee (the “Trustee”) of the Base Trust, HFC Card has sold and will, from time to time, continue to sell certain Purchased Assets to The Bank of New York, as Trustee of the Base Trust.
     With respect to the Base Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The Household Credit Card Master Trust I

     Purchaser — HFC Card
     Trustee — The Bank of New York
     Servicer — Household Finance Corporation
     The applicable agreements — The HFC Card RPA and the Base Trust PSA
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. (i) Except as otherwise required by any Requirements of Law, or as is deemed by the Seller in its sole discretion to be necessary in order to maintain its credit card business or a program operated by such credit card business on a competitive basis based on a good faith assessment by the Seller of the nature of the competition with respect to the credit card business or such program, the Seller shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Seller’s reasonable expectation is that such reduction will cause an amortization event to occur with respect to the Affinity Trust and (ii) except as otherwise required by any Requirements of Law, the Seller shall not take any action which would have the effect of reducing the Portfolio Yield to be less than the highest Average Rate for any Group (as such terms are defined in the Base Trust PSA).
     Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Seller may change the terms and provisions of the Credit Agreements or the applicable Credit Card Guidelines of the Seller in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Seller shall take no action with respect to the applicable Credit Agreements or the applicable Credit Card Guidelines of the Seller, which, at the time of such action, the Seller reasonably believes will have a material adverse effect on the holders of certificates in the Base Trust.
The Household Affinity Credit Card Master Note Trust I (the “GM Trust”)
     Pursuant to the Receivables Purchase Agreement (as may be amended from time to time, the “HAFC III RPA”), dated as of February 18, 2003, between HRAC II and HAFC III, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HAFC III.
     Pursuant to the Amended and Restated Transfer Agreement (as may be amended and supplemented from time to time, the “HAFC III TSA”), dated as of March 13, 2003 among HAFC III, Household Finance Corporation, and Household Affinity Credit Card Master Note Trust I, HAFC III has sold and will, from time to time, continue to sell certain Purchased Assets to the GM Trust.

     Pursuant to the Amended and Restated Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of March 13, 2003, between the GM Trust, as Issuer, and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), the Issuer has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the GM Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the GM Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust -— The Household Affinity Credit Card Master Note Trust I
     Purchaser -— HAFC III
     Trustee -— Wilmington Trust Company, as Owner Trustee and The Bank of New York, as Indenture Trustee
     Servicer — Household Finance Corporation
     The applicable agreements — The HAFC III RPA, the HAFC III TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the Bank or any other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.
     Credit Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) will not take any action unless (i) at the time of such action, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner if the Bank is not the Account Owner) or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank (or Credit Agreements.

EXECUTION COPY

HOUSEHOLD BANK (SB), NATIONAL ASSOCIATION
and
HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II

FIRST SUPPLEMENT
Dated as of June 30, 2004
TO
SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
Dated as of July 1, 2002

     FIRST SUPPLEMENT, dated as of June 30, 2004 (“First Supplement”), to SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of July 1, 2002 (the “Agreement”), both by and between HOUSEHOLD BANK (SB), NATIONAL ASSOCIATION, a national banking association (together with its permitted successors and assigns, the “Bank” or the “Seller”), and HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II, a Delaware Corporation (together with its permitted successors or assigns, "HRAC II” or the “Buyer”).
W I T N E S S E T H:
     WHEREAS, the Bank and Buyer entered into the Agreement under which Buyer purchases certain open-end or revolving credit receivables;
     WHEREAS, on July 1, 2004, the Bank will be purchasing certain open-end or revolving credit card accounts and receivables of HSBC Bank USA pursuant to a Purchase and Sale Agreement, dated as of July 1, 2004 by and between HSBC Bank USA and Household Bank (SB), N.A. (“HBUS Accounts”);
     WHEREAS, pursuant Section 2.1(e) of the Agreement, the Bank and Buyer desire to enter into this First Supplement designate the HBUS Accounts as “Excluded Accounts” under the Agreement and to add such accounts to the list of Excluded Accounts on Schedule 2 of the Agreement;
     NOW, THEREFORE, it is hereby agreed by and between the Buyer and the Seller as follows:
     1. Pursuant to Section 2.1(e) of the Agreement, Buyer and Seller agree that the HBUS Accounts shall be designated as “Excluded Accounts” under the Agreement and Schedule 2 of the Agreement shall be supplemented to add the HBUS Accounts (a supplemented copy of Schedule 2 is attached hereto).
     2. As required by Section 2.1(e) of the Agreement, the Seller shall indicate in the appropriate accounting, computer and other files that receivables arising under the HBUS Accounts have been retained by the Seller
     3. The Bank and Buyer both represent and warrant that they each have the legal authorization to enter into this First Supplement.
     4. This First Supplement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
     5. THIS FIRST SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplement to be executed and delivered by their respective duly authorized officers as of the date hereof.

HOUSEHOLD BANK (SB), N.A.
By:
	Name:	Joseph W. Hoff
	Title:	Executive Vice President

HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II
By:
	Name:	Edgar D. Ancona
	Title:	Vice President & Assistant Treasurer

Schedule 2
EXCLUDED ACCOUNT SCHEDULE
     All Initial Accounts and Aggregate Addition Accounts listed on tapes provided to The Bank of New York, as Trustee for the Household Affinity Credit Card Master Note Trust I, in connection with the Amended and Restated Receivables Purchase Agreement, dated as of March 1, 2002, between Household Bank (SB), National Association and Household Affinity Funding Corporation II (“HBSB — HAFC II RPA”) and the following supplemental conveyances to the HBSB — HAFC II RPA”:
1.	Supplemental Conveyance No. 2 dated July 23, 1993

2.	Supplemental Conveyance No. 3 dated October 20, 1993

3.	Supplemental Conveyance No. 4 dated December 17, 1993

4.	Supplemental Conveyance No. 5 dated January 20, 1994

5.	Supplemental Conveyance No. 6 dated February 16, 1994

6.	Supplemental Conveyance No. 7 dated March 18, 1994

7.	Supplemental Conveyance No. 8 dated April 15, 1994

8.	Supplemental Conveyance No. 9 dated January 26, 1995

9.	Supplemental Conveyance No. 10 dated October 28, 1997

10.	Supplemental Conveyance No. 11 dated May 29, 1998

11.	Supplemental Conveyance No. 12 dated June 26, 1998

12.	Supplemental Conveyance No. 13 dated August 16, 1999

13.	Supplemental Conveyance No. 14 dated March 22, 2000

14.	Supplemental Conveyance No. 15 dated August 21, 2000

15.	Supplemental Conveyance No. 16 dated September 28, 2001
     All Initial Accounts listed on tapes provided to Wilmington Trust Company, as Owner Trustee for the Household Credit Card Master Note Trust I, in connection with the Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2002, between Household Bank (Nevada), N.A. and Household Receivables Funding, Inc. III.
     All Accounts purchased pursuant to the Purchase and Sale Agreement, dated as of July 1, 2004, by and between HSBC Bank USA and Household Bank (SB), N.A.

EXECUTION COPY
THIRD AMENDMENT TO THE
SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIRD AMENDMENT dated as of April 27, 2005 (the “Amendment”), by and between HSBC BANK NEVADA, NATIONAL ASSOCIATION, a national banking association (formerly known as Household Bank (SB), N.A.) (together with its permitted successors and assigns, the “Bank”) and HOUSEHOLD RECEIVABLES ACQUISTION COMPANY II, a Delaware corporation (together with its permitted successor or assigns, “HRAC II”).
     WHEREAS, the Bank and HRAC II are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of July 1, 2002 (as amended, the “Agreement”); and
WHEREAS, the parties hereto desire to further amend the Agreement in certain respects;
     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained the parties hereto hereby agree as follows:
     Section 1. Amendments.
     (a) Section 9.4 of the Agreement is hereby amended by deleting the phrase “owned directly or indirectly by Household International, Inc.” appearing therein.
     (b) Schedule 3 of the Agreement is hereby deleted and replaced in its entirety with Schedule 3 attached hereto.
     Section 2. Ratification. The Agreement, as amended hereby, is in all respects ratified and confirmed and shall continue in full force and effect.
     Section 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.
     Section 4. Counterparts. This Amendment may be executed in counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth on the first page hereof.

HSBC BANK NEVADA, NATIONAL ASSOCIATION
By:
Name:
Title:

HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II
By:
Name:
Title:

Schedule 3
THE MASTER TRUSTS
The Household Credit Card Master Note Trust I (the “Note Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “HRFI III RPA”), dated as of February 1, 2002, between HRAC II and HRFI III, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HRFI III.
     Pursuant to the Amended and Restated Transfer and Servicing Agreement (as may be amended from time to time, the “HRFI III TSA”), dated as of November 16, 2000, among HRFI III, HSBC Finance Corporation (as successor by merger to Household Finance Corporation) and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) of the Note Trust, HRFI III has sold and will, from time to time, continue to sell certain Purchased Assets to Wilmington Trust Company, as Owner Trustee of the Note Trust.
     Pursuant to the Amended and Restated Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of November 16, 2000, between the Note Trust and Wells Fargo Bank, National Association (f/k/a Wells Fargo Bank Minnesota, National Association), as Indenture Trustee and Securities Intermediary (the “Indenture Trustee”), the Owner Trustee has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the Note Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the Note Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The Household Credit Card Master Note Trust I
     Purchaser — HRFI III
     Trustee — Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Indenture Trustee
     Servicer — HSBC Finance Corporation
     The applicable agreements — The HRFI III RPA, the HRFI III TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirements of Law, or as is deemed by the Bank in its sole discretion to be necessary in order to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Bank’s reasonable expectation is that such reduction will cause an Adverse Effect under the Note Trust.
     Credit Card Agreements and Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Bank may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Bank in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Bank shall take no such action unless (i) at the time of such action, the Bank reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to any comparable segment of accounts owned by the Bank which have characteristics the same as, or substantially similar to, such Accounts or Additional Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank and an unrelated third party or by the terms of the Credit Agreement.
The Household Affinity Credit Card Master Note Trust I (the “Affinity Trust”):
     Pursuant to the Receivables Purchase Agreement (as may be amended from time to time, the “HAFC III RPA”), dated as of February 18, 2003, between HRAC II and Household Affinity Funding Corporation III (“HAFC III”), HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HAFC III.
     Pursuant to the Amended and Restated Transfer and Servicing Agreement (as may be amended and supplemented from time to time, the “HAFC III TSA”), dated as of March 13, 2003 among HAFC III, HSBC Finance Corporation (as successor by merger to Household Finance Corporation), and Household Affinity Credit Card Master Note Trust I, HAFC III has sold and will, from time to time, continue to sell certain Purchased Assets to the Affinity Trust.
     Pursuant to the Amended and Restated Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of March 13, 2003, between the Affinity Trust, as Issuer, and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), the Issuer has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the Affinity Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the Affinity Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The Household Affinity Credit Card Master Note Trust I

     Purchaser — HAFC III
     Trustee — Wilmington Trust Company, as Owner Trustee and The Bank of New York, as Indenture Trustee
     Servicer — HSBC Finance Corporation
     The applicable agreements — The HAFC III RPA, the HAFC III TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the Bank or any other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.
     Credit Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) will not take any action unless (i) at the time of such action, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner if the Bank is not the Account Owner) or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank or an Affiliate of the Bank (or other Account Owner if the Bank is not the Account Owner) and an unrelated third party or by the terms of the Credit Agreements.

The HSBC Affinity Credit Card Master Note Trust I (the “New GM Trust”):
     Pursuant to the Receivables Purchase Agreement (as may be amended from time to time, the “HAC I RPA”), dated as of April 27, 2005, between HRAC II and HSBC Affinity Corporation I (“HAC I”), HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HAC I.
     Pursuant to the Transfer and Servicing Agreement (as may be amended and supplemented from time to time, the “HAC I TSA”), dated as of April 27, 2005 among HAC I, HSBC Finance Corporation , as Servicer, and the HSBC Affinity Credit Card Master Note Trust I, HAC I has sold and will, from time to time, continue to sell certain Purchased Assets to the New GM Trust.
     Pursuant to the Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of April 27, 2005, among the New GM Trust, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”), and HSBC Bank USA, National Association, as Administrator (the “Administrator”), the Issuer has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the New GM Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the New GM Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The HSBC Affinity Credit Card Master Note Trust I
     Purchaser — HAC I
     Trustee — Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Indenture Trustee
     Servicer — HSBC Finance Corporation
     The applicable agreements — The HAC I RPA, the HAC I TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the Bank or any other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

     Credit Agreements and Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) will not take any action unless (i) at the time of such action, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner if the Bank is not the Account Owner) or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank or an Affiliate of the Bank (or other Account Owner if the Bank is not the Account Owner) and an unrelated third party or by the terms of the Credit Agreements.

EXECUTION COPY
FOURTH AMENDMENT TO THE
SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     FOURTH AMENDMENT dated as of November 30, 2005 (the “Amendment”), by and between HSBC BANK NEVADA, NATIONAL ASSOCIATION, a national banking association (formerly known as Household Bank (SB), N.A.) (together with its permitted successors and assigns, the “Bank”) and HOUSEHOLD RECEIVABLES ACQUISTION COMPANY II, a Delaware corporation (together with its permitted successor or assigns, “HRAC II”).
     WHEREAS, the Bank and HRAC II are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of July 1, 2002 (as amended, the “Agreement”); and
     WHEREAS, the parties hereto desire to further amend the Agreement in certain respects.
     NOW THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained the parties hereto hereby agree as follows:
     Section 1. Amendments. Schedule 3 of the Agreement is hereby deleted and replaced in its entirety with Schedule 3 attached hereto.
     Section 2. Ratification. The Agreement, as amended hereby, is in all respects ratified and confirmed and shall continue in full force and effect.
     Section 3. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.
     Section 4. Counterparts. This Amendment may be executed in counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth on the first page hereof.

HSBC BANK NEVADA, NATIONAL ASSOCIATION
By:
Name:
Title:

HOUSEHOLD RECEIVABLES ACQUISITION COMPANY II
By:
Name:
Title:

Schedule 3
THE MASTER TRUSTS
The Household Credit Card Master Note Trust I (the “Note Trust”):
     Pursuant to the Amended and Restated Receivables Purchase Agreement (as may be amended from time to time, the “HRFI III RPA”), dated as of February 1, 2002, between HRAC II and HRFI III, HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HRFI III.
     Pursuant to the Amended and Restated Transfer and Servicing Agreement (as may be amended from time to time, the “HRFI III TSA”), dated as of November 16, 2000, among HRFI III, HSBC Finance Corporation (as successor by merger to Household Finance Corporation) and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) of the Note Trust, HRFI III has sold and will, from time to time, continue to sell certain Purchased Assets to Wilmington Trust Company, as Owner Trustee of the Note Trust.
     Pursuant to the Amended and Restated Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of November 16, 2000, between the Note Trust and Wells Fargo Bank, National Association (f/k/a Wells Fargo Bank Minnesota, National Association), as Indenture Trustee and Securities Intermediary (the “Indenture Trustee”), the Owner Trustee has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the Note Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the Note Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The Household Credit Card Master Note Trust I
     Purchaser — HRFI III
     Trustee — Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, National Association, as Indenture Trustee
     Servicer — HSBC Finance Corporation
     The applicable agreements — The HRFI III RPA, the HRFI III TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirements of Law, or as is deemed by the Bank in its sole discretion to be necessary in order to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the annual percentage rates of the Periodic Finance Charges assessed on the Receivables or other fees charged on any of the Accounts or Additional Accounts if, as a result of any such reduction, the Bank’s reasonable expectation is that such reduction will cause an Adverse Effect under the Note Trust.
     Credit Card Agreements and Credit Guidelines. Subject to compliance with all Requirements of Law, and the paragraph above, the Bank may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Bank in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Bank shall take no such action unless (i) at the time of such action, the Bank reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to any comparable segment of accounts owned by the Bank which have characteristics the same as, or substantially similar to, such Accounts or Additional Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank and an unrelated third party or by the terms of the Credit Agreement.

The Household Affinity Credit Card Master Note Trust I (the “Affinity Trust”):
     Pursuant to the Receivables Purchase Agreement (as may be amended from time to time, the “HAFC III RPA”), dated as of February 18, 2003, between HRAC II and Household Affinity Funding Corporation III (“HAFC III”), HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HAFC III.
     Pursuant to the Amended and Restated Transfer and Servicing Agreement (as may be amended and supplemented from time to time, the “HAFC III TSA”), dated as of March 13, 2003 among HAFC III, HSBC Finance Corporation (as successor by merger to Household Finance Corporation), and Household Affinity Credit Card Master Note Trust I, HAFC III has sold and will, from time to time, continue to sell certain Purchased Assets to the Affinity Trust.
     Pursuant to the Amended and Restated Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of March 13, 2003, between the Affinity Trust, as Issuer, and The Bank of New York, as Indenture Trustee (the “Indenture Trustee”), the Issuer has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the Affinity Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the Affinity Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The Household Affinity Credit Card Master Note Trust I
     Purchaser — HAFC III
     Trustee — Wilmington Trust Company, as Owner Trustee and The Bank of New York, as Indenture Trustee
     Servicer — HSBC Finance Corporation
     The applicable agreements — The HAFC III RPA, the HAFC III TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the Bank or any other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio

     Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.
     Credit Agreements and Credit Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) will not take any action unless (i) at the time of such action, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner if the Bank is not the Account Owner) or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank or an Affiliate of the Bank (or other Account Owner if the Bank is not the Account Owner) and an unrelated third party or by the terms of the Credit Agreements.

The HSBC Affinity Credit Card Master Note Trust I (the “New GM Trust”):
     Pursuant to the Receivables Purchase Agreement (as may be amended from time to time, the “HAC I RPA”), dated as of April 27, 2005, between HRAC II and HSBC Affinity Corporation I (“HAC I”), HRAC II has sold and will, from time to time, continue to sell certain Purchased Assets to HAC I.
     Pursuant to the Transfer and Servicing Agreement (as may be amended and supplemented from time to time, the “HAC I TSA”), dated as of April 27, 2005 among HAC I, HSBC Finance Corporation , as Servicer, and the HSBC Affinity Credit Card Master Note Trust I, HAC I has sold and will, from time to time, continue to sell certain Purchased Assets to the New GM Trust.
     Pursuant to the Master Indenture (as supplemented and as may be amended and further supplemented from time to time, the “Indenture”), dated as of April 27, 2005, among the New GM Trust, as Issuer, Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”), and HSBC Bank USA, National Association, as Administrator (the “Administrator”), the Issuer has granted and will continue to grant to the Indenture Trustee, for the benefit of the holders of notes in the New GM Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the New GM Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — The HSBC Affinity Credit Card Master Note Trust I
     Purchaser — HAC I
     Trustee — Wilmington Trust Company, as Owner Trustee and Wells Fargo Bank, National Association, as Indenture Trustee
     Servicer — HSBC Finance Corporation
     The applicable agreements — The HAC I RPA, the HAC I TSA and the Indenture
     The Section 5.1 covenants:
     Periodic Rate Finance Charges. (i) Except (A) as otherwise required by any Requirements of Law or (B) as is deemed by the Bank or any other Account Owner, as the case may be, to be necessary in order for it to maintain its credit business or a program operated by such credit business on a competitive basis based on a good faith assessment by it of the nature of the competition with respect to the credit business or such program, it shall not at any time take any action which would have the effect of reducing the Series Portfolio Yield to a level that could be reasonably expected to result in an Adverse Effect with respect to any Series based on the insufficiency of the Series Portfolio Yield or any similar test.

     Credit Agreements and Credit Guidelines. Subject to compliance with all Requirements of Law and paragraph (a) above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) may change the terms and provisions of the applicable Credit Agreements or the applicable Credit Guidelines of the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) in any respect (including the calculation of the amount or the timing of charge-offs and the Periodic Rate Finance Charges to be assessed thereon). Notwithstanding the above, unless required by Requirements of Law or as permitted by the paragraph above, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) will not take any action unless (i) at the time of such action, the Servicer or the Bank (or other Account Owner if the Bank is not the Account Owner) reasonably believes that such action will not cause an Adverse Effect, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Bank (or other Account Owner if the Bank is not the Account Owner) or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank or an Affiliate of the Bank (or other Account Owner if the Bank is not the Account Owner) and an unrelated third party or by the terms of the Credit Agreements.

The Metris Master Trust (the “Metris Trust”):
     Pursuant to the Third Amended and Restated Pooling and Servicing Agreement, (as supplemented and as may be amended and further supplemented from time to time, the “Pooling Agreement”), dated as of December 1, 2005, among the Bank, as Servicer, Metris Receivables, Inc. (“MRI”), as Transferor (the “Transferor”), and U.S. Bank National Association as Trustee (the “Trustee”) on behalf of the Securityholders of the Metris Master Trust (the “Metris Trust”), the Transferor has granted and will continue to grant to the Trustee, for the benefit of the holders of securities in the Metris Trust, all of its right, title and interest in certain Purchased Assets.
     Pursuant to the Servicing Transfer Agreement (as amended from time to time, the “STA”), dated as of December 1, 2005, among the Bank and HSBC Finance Corporation, HSBC Finance Corporation agrees to assume and affirm every obligation, covenant, and responsibility of the Bank as Servicer under the Pooling Agreement.
     Pursuant to the Fourth Amended and Restated Pooling and Servicing Agreement, (as supplemented and as may be amended and further supplemented from time to time, the “Amended Pooling Agreement”), dated as of December 1, 2005, among HSBC Finance Corporation, as Servicer, the Transferor, and the Trustee, which amended and restated the Pooling Agreement in its entirety, the Transferor has granted and will continue to grant to the Trustee, for the benefit of the holders of securities in the Metris Trust, all of its right, title and interest in certain Purchased Assets.
     With respect to the Metris Trust, references in the Agreement to Schedule 3 shall refer to the following:
     Trust — Metris Master Trust
     Purchaser — Metris Receivables, Inc.
     Trustee — U.S. Bank National Association, as Trustee on behalf of the Securityholders of the Metris Master Trust.
     Servicer — HSBC Finance Corporation
     The applicable agreements — The Pooling Agreement, the STA, and the Amended Pooling Agreement
     The Section 5.1 covenants:
     Periodic Finance Charges and Other Fees. Except as otherwise required by any Requirement of Law, or as is deemed by the applicable Credit Card Originator in its sole discretion to be necessary in order to maintain its credit card business or a program operated by such Credit Card Originator to administer its credit card business on a competitive basis, it shall not at any time reduce the annual percentage rates of the Periodic Finance Charges and Other Fees assessed on the Receivables or other fees charged on any of the Accounts if, as a result of any such reduction, either (i) such Credit Card Originator’s reasonable expectation is that such reduction will cause a Pay Out Event to occur so long as there are Investor Securities outstanding or (ii) such reduction is not also applied to any comparable segment of consumer revolving credit card accounts owned by such Credit Card Originator that have characteristics the same as, or substantially similar to, such Accounts.
     Credit Agreements and Credit Guidelines. Subject to compliance with all Requirements of Law, the applicable Credit Card Originator and the Servicer shall comply with and perform its obligations under the Credit Agreements relating to the Accounts and the Credit Guidelines except insofar as any failure so to comply or perform would not materially and adversely affect the rights of the Trust and the beneficiaries thereof. Subject to compliance with all Requirements of Law, the Servicer or such Credit Card Originator may change the terms and provisions of the Credit Agreements or the Credit Guidelines with respect to any of the Accounts in any respect (including the calculation of the amount, or the timing, of charge-offs and the Periodic Finance Charges and Other Fees to be assessed thereon) only if in the reasonable judgment of the Servicer or such Credit Card Originator, as applicable, (i) at the time of such action, the Servicer or Credit Card Originator reasonably believes that such action will not materially and adversely affect the rights of the Trust or the beneficiaries thereof, and (ii) such change is made applicable to the comparable segment of the revolving credit accounts owned by the Credit Card Originator or serviced by the Servicer which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship, or other agreement between the Bank or an Affiliate of the Bank (or Credit Card Originator if the Bank is not the Credit Card Originator) and an unrelated third party or by the terms of the Credit Agreements.